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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 23, 2008

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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         Kansas                     1-04721                 48-0457967
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                        Identification No.)


      2001 Edmund Halley Drive, Reston, Virginia               20191
       (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code (703) 433-4000


          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02       Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         Sprint Nextel Corporation ("Sprint Nextel") has announced that Paul N. Saleh, Chief Financial Officer, and Timothy E. Kelly, Chief Marketing Officer will leave the Company effective January 25, 2008, as more fully described in the press release filed as Exhibit 99.1, which is incorporated by reference herein.

         Sprint Nextel also announced that William G. Arendt, current Senior Vice President and Controller of Sprint Nextel, will serve as acting Chief Financial Officer of Sprint Nextel until a permanent replacement for Mr. Saleh is named. Mr. Arendt, age 50, was appointed Senior Vice President and Controller at the time of the Sprint-Nextel merger in August 2005. At Nextel, he served as Senior Vice President from February 2004 until August 2005, as Controller from May 1997 until August 2005 and as Vice President from May 1997 until February 2004.

Item 8.01         Other Events.

         Sprint Nextel also announced that Mark Angelino, President, Sales and Distribution will leave the Company effective January 25, 2008, as more fully described in the press release filed as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.

(d)   Exhibits

The following exhibits are filed with this report:

Exhibit No.          Description

99.1                 Press Release Announcing Departures


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SPRINT NEXTEL CORPORATION



Date: January 24, 2008                    /s/ Richard A. Montfort
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                                        By:   Richard A. Montfort
                                              Assistant Secretary

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                                  EXHIBIT INDEX


Number         Exhibit

99.1           Press Release Announcing Departures